                   AGREEMENT FOR WAFER PRODUCTION AND TESTING

                                     BETWEEN

                            ADVANCED POWER TECHNOLOGY

                                       AND

                           SIEMENS AKTIENGESELLSCHAFT



                   AGREEMENT FOR WAFER PRODUCTION AND TESTING

This agreement ("Agreement") is entered into by Advanced Power Technology, a Delaware Corporation located in Bend, Oregon, USA (hereinafter referred to as "APT ")

                                       and

Siemens Aktiengesellschaft a German corporation located in Munich, Germany (hereinafter referred to as "Siemens")



RECITALS

WHEREAS APT owns certain intellectual property rights to the technology and design methods used in the design and manufacture of APTs Power MOS semiconductors.

WHEREAS APT desires Siemens to produce and supply die to APT in the form of fully processed wafers (including thinning, testing and sawing).

WHEREAS Siemens desires to produce and supply fully processed wafers to APT upon the terms and conditions contained in this agreement.

WHEREAS both parties seek to enter into a long-term business relationship where Siemens manufactures such fully processed wafers for APT including future Power


MOS generations. The expansion of this contract to FREDFET process out in time is possible if it made economic sense for both companies.

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

NOW THEREFORE, based on mutual promises contained herein and intending to be legally bound, Siemens and APT agree as follows:


DEFINITIONS


1.1 "Power MOS-Die" shall mean Die listed and specified in Exhibit 1, to be manufactured by Siemens for APT. Exhibit 1 may be amended or modified in numbers and types from time to time by agreement between APT and Siemens.

1.2 Product Information Package" shall mean the technical information (e.g. data base tape, test program, etc.) and hardware utilities specified in
     EXHIBIT 2 to be provided by APT for each Power MOS Die.

1.3 "Process" :shall mean a manufacturing process which has been mutually accepted by APT and Siemens and which has been specified in Exhibit 3, to be used by Siemens for the purpose of manufacturing of Wafers which are exclusively for APT.

1.4 "Wafers" shall mean 6-inch silicon wafers with Power MOS Die manufactured by Siemens using the Process, and design and database of the Product Information Package.

1.5 "Good Die" shall mean a Die on a Wafer which meets the specifications as per Exhibits 3, 4 and 5, and which fully satisfies the relevant test program for Wafer test, supplied by APT.

1.6 "Proprietary Information" shall mean any and all information including but not limited to technical information, database tapes, specifications, test tapes and supporting documentation provided either orally, in writing, or in machine readable format and reticles or masks generated by or for Siemens using the Product Information Package; provided that all such information is marked "Confidential" or similarly, or, if oral, identified as proprietary at time of disclosure and reduced to writing within thirty
     (30) days thereafter. Additionally the partners agree that this Agreement and its Exhibits as such and the content thereof shall be kept confidential. Notwithstanding the foregoing Proprietary Information does not include information generally available to the public, information independently developed or known by the receiving party without reference to information disclosed hereunder, information rightfully received from a third party without confidentiality obligations, or information authorized in writing for release by the disclosing party hereunder.

1.7 "Risk Start" shall mean production of Wafers before qualification, defined in Section 2.3, has been completed.

PROCESS TECHNOLOGY. TESTING CAPABILITY AND QUALIFICATION

2.1  PROCESS TECHNOLOGY

2.1.1 APT shall provide Siemens with the design information for each Process as more fully described in EXHIBIT 3 for the purpose of specifying the Process in accordance with Section 2.1.2.

2.1.2 APT and Siemens shall agree upon Process specifications to be described in
     Exhibit 3, which shall be finalized before Siemens begins production in accordance with Section 3.

2.1.3 Subject to the stipulations and procedure set forth in this Agreement and in accordance with the qualification plan described in Exhibit 5 Siemens shall bring up the Process which shall meet the specification in
     Exhibit 3 and deliver the required Wafers for qualification purposes.

2.2  MASKS

2.2.1 Siemens shall provide for each Power MOS Die the masks which are necessary for production of Wafers. The masks shall be produced by using the data base tape of APT and if necessary other technical information as provided with the relevant Product Information Package as more fully described in
     Exhibit 2.

2.2.2 For each Power MOS Die APT shall pay the first set of production masks, and any subsequent redesigned mask layers, including those for modified/redesigned Power MOS Die if such modification/redesign is APT's responsibility or has been conducted upon APT's request. APT will supply the databases to Siemens and the masks will be generated by Siemens for use in manufacturing and the amount APT will pay is Siemens internal mask shop prices if made internally or the outside mask shop Cost if purchased externally. Except as provided above all further masks shall be at Siemens charge, if not agreed otherwise.

2.3  QUALIFICATION

2.3.1 The qualification approval by APT for each Process and each individual Power MOS Die, manufactured with the Process, is a prerequisite for ordering and delivery of Wafers and/or Good Dies. This section 2.3.1 is not applicable in the case of Risk Starts.

2.3.2 For the purpose of qualification as specified in Exhibit 4 and 5 Siemens shall provide APT, with the agreed upon Number of Wafers. Such Wafers delivered for qualification must also meet all agreed APT standards, specifications and requirements defined in the Exhibits 1. 2, 3. 4, and provided however, that if failures occur due to reasons, for which APT is responsible, Siemens shall be paid 100 % of the Wafer price as specified in
     Exhibit 7. Siemens shall in accordance with the agreed schedule deliver to APT any documents and reports as required.

2.3.3 Prior to completion of the qualification, APT may. in accordance with
     Exhibit 6 request that Siemens provides Wafers out of "Risk Starts". Siemens will provide these Wafers out of Risk Starts to APT at the price/volume specified in Exhibit 6 and 7.

2.3.4 During qualification, as specified in Exhibit 5, APT may stop production of Wafers for any or all APT Power MOS Chips by giving notice to Siemens. Siemens will stop production following completion of the process step at which the Wafer reside at the time of notification. APT will pay Siemens for all Wafers started prior to Siemens receiving such notice. Prices for such Wafers will be based on the stage of production of the Wafers as defined in Exhibit 7.

2.3.5 After APT qualification approval to the Process Siemens shall not carry out any major changes on the Process without prior written approval of APT (major changes as defined by Siemens internal standards and approved by APT). Process changes may only be carried out in accordance with the Process change notification procedure to be agreed upon.

2.3.6 In the case Siemens desires to perform major changes to a Process APT shall be informed 9 months, or a shorter period if mutually agreed upon, prior to the planned commencement of such changes to the Process and shall receive a detailed description of the planned changes as well as the results of a re-qualification of the Process with the intended changes to be performed by Siemens in accordance with Exhibits 3, 4 and 5. APT will inform Siemens in writing if the desired changes of the Process are acceptable. In such case a re-qualification of the Process according to this Section 2.3 is necessary and Siemens shall provide APT with the necessary Wafers for such re-qualification free of charge. APT shall purchase the Wafers for re-qualification if such changes to the Process are requested by APT. Successful re-qualification is the prerequisite for final approval of APT to a major change to a Process. APT will not unreasonable deny its consent to a major change to a process requested by Siemens and APT may not withhold such consent absent clear proof, that such change will have a material adverse effect on the resulting Power MOS Die, e.g. but not limited to yield, quality, reliability, specification of the respective Power MOS Die or reasonable customer requests affecting a material quantity of Wafers.

2.3.7 The specifications and requirements specified in Exhibits 3. 4 and 5 can only be modified on mutual agreement between Siemens and APT.

2.3.8 If APT determines that modifications to the specifications are required, including modifications to photo masks, Process or testing or next generation MOS technology, Siemens performs such modifications at APT's Cost which shall be fair and reasonable. Regarding modification of the Process the parties have to agree to such proposed modifications in advance. The parties will negotiate adjustment to production price and delivery schedule in advance if price or delivery schedule are affected by such modifications.

2.4  TESTING CAPABILITY

2.4.1 The testing of Wafers will be carried out by Siemens. For the purpose of yield improvement and for the calculation of the good Die price, Siemens will make available to APT this information's.

2.4.2 In case APT is interested to perform the testing of Wafers, Siemens is willing to negotiate the terms and conditions of such option.

3.   PRODUCTION, FORECAST/ORDERING

3.1 The business for each Power MOS Die will be conducted in two phases. In phase I, forecasting ordering as well as pricing will be based on Wafers. In phase II, the pricing will change to Good Dies as specified in Exhibit 7, ordering and forecasting will remain on Wafer base.

3.2 Upon written notice from APT of successful completion of the qualification as described in Section 2 and having received a purchase order from APT. Siemens shall manufacture and deliver Wafers according to the terms of this Agreement.

3.3 Siemens commits to reserve for APT a minimum production capacity for a minimum volume as defined in Exhibit 6 and to deliver such Wafers to APT or on request of APT to one of is Subsidiaries. Prices for such Wafers and/or Good Die are laid down in Exhibit 7.

3.4 As a basis for a long term cooperation APT commits to order a minimum quantity of Siemens monthly capacity commitment as specified in Exhibit 6. Should APT fail to fulfil this commitment, APT will pay a "lost-opportunity-charge" as Specified in Exhibit 6.

3.5 APT and Siemens agree on the forecast and ordering procedure in accordance with Exhibit 6. Annually or more often if mutually agreed upon Siemens and APT may adjust the committed capacity in accordance with the volume adjustment mechanism as specified in Exhibit 6.

3.6 APT may at any time add or substitute Power MOS Die similar to the Power MOS Die listed in Exhibit 1 using a Process approved by Siemens and APT to be manufactured and delivered under this Agreement with reasonable prior notice, provided that the agreed upon quantities of Wafers and/or Good Die required by APT does not exceed those specified in Section 3.2 except with the consent of Siemens. A similar Power MOS Die is one which is manufactured using a Process as specified in Exhibit 3 and in accordance with the same qualification plan as APT Power MOS product currently manufactured by Siemens under this Agreement.

3.7 The purchase of Wafers and Good Die pursuant to this Agreement shall be accomplished by means of APT individual purchase orders or other release documents (hereinafter collectively referred to as "purchase orders"). The maximum lead time (time from ordering by APT to delivery to APT) for Wafers and Good Die is specified in Exhibit 6.

3.8 It is anticipated that from time to time there will be instances where an accelerated lead and cycle time is required to serve APT's needs. Siemens will provide such services upon mutually agreed conditions.

3.9 In order to ensure traceability, processing and delivery of Wafers and/or Good Dies shall only be performed lot by lot unless agreed upon otherwise. Should splitting be necessary because of process requirements APT will be notified, sublots must be reunited by Siemens before shipment unless otherwise agreed. If a lot consists of less than 45 Wafers, Siemens shall explain the reason and APT may deny acceptance of such a lot.

3.10 In the case of technical problems arising in the processing of Wafers and/or Good Die, especially with regard to yield, quality and reliability, Siemens shall inform APT forthwith in writing. Notwithstanding any right APT may have, APT is prepared to assist Siemens to a reasonable extent in solving the above mentioned problems.

3.11 Both parties shall immediately advise one another in writing whenever they have reason to believe that Wafers may not conform to the applicable specifications.

3.12 In case any technical problem, defect or malfunction should occur, which Siemens will be informed about, Siemens will immediately start investigations and supply a first substantiated answer or status report within seven (7) working days after receipt of APT's notification of such matter.

3.13 APT may stop production of Wafers for any or all APT Power MOS Products by giving notice to Siemens. Siemens will stop production following completion of the process step at which the Wafer reside at the time of APT's receipt of written notification. APT will pay Siemens for all Wafers started prior to Siemens receiving such notice. If such stop of production is due to any reasons) not attributable to a failure by Siemens to fulfil its obligations under this Agreement, Siemens shall be paid for the Wafers as stated in
     Exhibit 6. If such stop of production is due to reasons attributable to a failure by Siemens to fulfil its obligations under this Agreement, only those wafers which (i) meet the criteria applicable to production Wafers pursuant to Section 2.3.2 and (ii) are delivered pursuant to Section 4 below, shall be paid for with 100 % of the Wafer price as specified for Production Wafers in Exhibit 6. Notwithstanding anything to the contrary, and subject to the terms of this Section 3.13 with respect to payment Siemens may, at its discretion, elect to proceed with production as to which APT has requested a stop by providing APT advance written notice of the Wafers involved.

3.14 Siemens shall cooperate with APT in order to continuously improve the outgoing quality by agreed upon quality improvement programs.

4.   PRICES, PAYMENT. DELIVERIES AND SHIPMENTS

4.1 Pricing for Wafers and/or Good Die are specified in Exhibit 7 and are based on FCA, Franz Josef Strauss International Airport, Munich, Germany. Prices are quoted in US currency.

4.2  Prices will be in accordance with Exhibit 7.

4.3 Payment shall be effected 30 days net after receipt by APT or one of its Subsidiaries and the respective invoice from Siemens.

4.4 Subject to a respective purchase order of APT or one of its Subsidiaries Wafers and/or Good Die shall be delivered in accordance with the delivery specification to the address as laid down in the purchase order. APT may - without being obligated to - perform an incoming inspection.

4.5 If any circumstances should arise which could result in a delayed delivery to APT, Siemens shall promptly notify APT hereof in writing. Siemens will make every reasonable effort to recover the original schedule.


5.   ON-SITE INSPECTION, DOCUMENTATION AND REPORTING

5.1 Subject to Siemens standard safety and manufacturing procedures, employees of APT shall be allowed to visit Siemens factory during normal working hours at reasonable prior written notice to Siemens. Such employees shall be granted such access to Siemens production flow and production control information regarding the Power MOS Chips.

5.2 Subject to mutually agreeable confidentiality protections and to Siemens standard safety and manufacturing procedures and upon APT's written request reasonable in advance, Siemens will allow APT representatives and/or APT customers to perform an audit of Siemens production site and quality system for Wafers in accordance with the International Standards in ISO 9001. The documents which are necessary to perform such audits shall not occur more than 4 times per year no more than 2 times per quarter.

5.3 On request Siemens shall provide reports to APT. These reports may include work in process, ordered volumes and outgoing volumes, probe yield, probe rejects, parametric data. The detailed procedure shall be fixed in writing separately.

5.4 Both parties shall maintain a clear organizational responsibility for execution of this Agreement with respect to technical, logistical as well as quality issues. At least one person from each party will be nominated to cover the execution of this Agreement full time.

6.   WARRANTY

6.1 Siemens warrants that all Wafers and/or Good Die delivered hereunder will meet the applicable specifications and requirements in Exhibits 1. 2. 3. 4 and 5 and shall be free from defects in material and workmanship.

6.2 If any Wafer supplied by Siemens hereunder fails to conform with this warranty Siemens shall, at its own Cost, replace such Wafer without delay after receipt of APTs return shipment thereof. Siemens shall bear APT's expenses for returning the defective Wafers to Siemens and pay the transportation of the replaced Wafers to APT. If within thirty (30) days after Siemens' receipt of such returned Wafer, the replacement is not shipped, APT shall have the right to replace the defective Wafers with products from Siemens' latest shipment or APT's stock. Siemens' shall ship on an emergency basis and on its own account such Number of Wafers as to make up for the thus diminished APT's stock or ordered quantities.

6.3 The warranty period for the Wafers and Good Die shall end [ * ][ * ] after the delivery to customers of APT, but in any case no later than [ * ] from the date of receipt of the Wafers or Good Die by APT.

6.4 If Wafers and/or Good Die fail to meet specifications in Exhibits 1, 2. 3 4 and 5, and in APT reasonable opinion such failure appears material, APT or one of its Subsidiaries may request Siemens to stop production. If Siemens is unable to correct such failures within a reasonable time, APT or the Subsidiary which has ordered may cancel such particular orders.

6.5 If defects or malfunctions appearing to be of excessive or epidemic nature resulting from processing or the use of unsuitable materials by Siemens, then Siemens shall take appropriate actions to remedy such defects in agreement with APT and in accordance with reasonable standards applicable to the individual circumstances. Siemens shall inform APT in writing about its actions to be taken within two (2) weeks after notification.

6.6 The foregoing warranty constitutes Siemens' exclusive liability, and the exclusive remedy of APT, for any breach of any warranty or any nonconformity of the Wafers to the specifications. This warranty is exclusive and in lieu of all other warranties, express, implied or statutory, including but not limited to the warranties for merchantability and fitness for a particular purpose, which are hereby expressly disclaimed.

7.   FORCE MAJEURE, LATE DELIVERIES

7.1 Neither party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by Force Majeure such as, but not limited to, riots, civil commotion's, wars, hostilities between nations, governmental laws, orders or regulations, actions by the government or any agency thereof, storms, fires, strikes, lockouts, sabotages or any other contingencies beyond the reasonable control of the respective party and of its sub-contractors. In such events; the affected party shall immediately inform the other party of such circumstances together with documents of proof and the performance of obligations hereunder shall be suspended during, but not longer than, the period of existence of such cause and the period reasonably required to perform the obligations in such cases.

7.2 In addition to any other rights, in case of a delay of delivery by one month caused by whatever reason including late deliveries of Siemens' subcontractors, APT shall be entitled to cancel the order delayed, in whole or in part, without incurring any liability, and may reorder the quantities according to then existing needs of APT. APT will have no right to cancel purchase orders if the late delivery is due to a force majeure of less than 2 months or APT's fault.


PROPRIETARY INFORMATION

8.1 Both Siemens and APT agree that Proprietary Information of the other will be used by them exclusively for the purpose of manufacturing Wafers and Good Dies hereunder and

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

     will not be disclosed to any third party without the prior written permission of the disclosing party.

8.2 Siemens agrees to use reasonable care to maintain in confidence Proprietary Information furnished hereunder, not to make use thereof other than for the purposes set forth in this Agreement, and not to distribute, disclose or disseminate Proprietary Information in any way or form to anyone except its own employees who have a reasonable need to know the same, provided however that this Agreement shall impose no obligation on Siemens with respect to any Proprietary Information which

          a) Siemens can demonstrate, is already in the public domain or becomes available to the public through no breach by Siemens;

          b) was rightfully in Siemens possession without obligation of confidence prior to receipt from APT as proved by Siemens' written records;

          c) can be proved to have been rightfully received by Siemens from a third party without obligation of confidence;

          d) is independently developed by Siemens as proved by its written records;

          e)   is approved for release by written agreement of APT.

          Each party acknowledges and agrees that in the course of performing under this agreement, it shall have access to and become acquainted with information concerning various trade secrets and other confidential and proprietary information of the other party. This includes but is not limited to marketing plans, the identities of suppliers and customers, ideas, design rules, secret inventions, unique processes, compellations of information, records, specifications and other information which is owned by the other party, and shall maintain such information in confidence and shall not apply this information either directly or indirectly without prior consent from the other party to any products not included in this agreement.

8.3 Siemens shall destroy all defective Wafers, Die and masks unless otherwise requested by APT in writing. In the case of idle masks, excessive Wafers or Good Die Siemens will inform APT in writing and APT will give the disposition within 30 days.

8.4 No press-release or any publication of the existence of this Agreement shall be allowed unless first approved by the other party in writing.

8.5 Upon respective written request by APT, Siemens shall return all written Proprietary Information received, as well as all copies made of such Proprietary Information.

8.6 All Proprietary Information of APT shall remain the property of APT. Any masks generated by Siemens from APT database tapes shall be the property of APT, will be returned to APT on APT request, and will be used exclusively to produce Wafers and

     Good Die for APT. Nothing contained in this Agreement shall be construed as granting any license or rights under any proprietary right whether present or future. The disclosure of Proprietary Information shall not result in any obligation to grant Siemens rights therein.

8.7 If APT is furnished hereunder with Proprietary Information, the stipulation of Section 8 shall apply accordingly in the reverse relation between the parties.

8.8 Upon termination or expiration of this Agreement for whatever reason, the receiving party shall (i) return to the-other party the original and all copies of any Proprietary Information and (ii) at the disclosing party's request, have one of its officers certify in writing that it will not make any further use of such Proprietary Information and will not manufacture or have manufactured any product incorporating Proprietary Information.


9.   PATENT INDEMNITY, PRODUCT LIABILITY INDEMNITY

9.1 It is APTs responsibility to defend or otherwise solve at APT's expense any dispute arising from a claim that the Power MOS Die infringe a third party's patent, trademark, copyright, mask work rights, trade secret or other intellectual properties due to the APT Product Information Package and incorporated Power MOS processed by Siemens.

9.2 Notwithstanding Section 9.1 above, it is Siemens' responsibility to defend or otherwise solve at Siemens' expenses any dispute arising from a claim that the Wafers or die infringe a third party's patent, trademark, copyright, mask work rights, trade secret or other intellectual properties due to the Process used by Siemens or its subcontractors to process the Wafers.

9.3 If a third party's claim is made alleging an infringement of a patent, copyright or other intellectual properties of the said third party, then the party to this Agreement against which this claim is raised shall immediately inform the other party thereof.

9.4 APT shall indemnify and hold Siemens harmless against any third party claims, costs and expenses due to product liability which arises from Siemens use of know-how being part of APT Product Information Package supplied by APT.

9.5 Siemens shall indemnify and hold APT, its Subsidiaries and its customers harmless against any third party claims, costs and expenses due to any other product liability other than APT's product liability as per Section
     9.4 above.

9.6 The above liabilities of a party hereto to the other party are in any case under the condition that the other party notifies the first party of the respective third party's claim without any reasonable delay and does not admit on its own initiative that said claim was rightfully raised.

9.7 The above liability shall be the sole and exclusive remedies between the parties with respect to patent indemnity and product liability.

10.  EXPORT REGULATIONS

10.1 APT's Product Information Package as well as supplies to be performed under this Agreement are subject to governmental export regulations. Consequently, these obligations may be subject to the approval by the respective governmental authorities.

10.2 For presentation to the German Export Control Authorities Siemens declares that all APT Product Information Package received by Siemens from APT are intended for manufacturing of Wafers and Good Die exclusively for APT. Siemens declares not to export such APT Product Information Package to third countries without approval of the competent German Export Control Authorities.


11.  ASSIGNMENT

11.1 Neither party shall delegate any obligations under this Agreement or assign this Agreement or any interest or rights hereunder without the prior written consent of the other, except incident to the Sales or transfer of substantially all of such party's business.

11.2 APT may. have fulfilled its obligations covered under this Agreement by its Subsidiaries.


12.  TERM AND TERMINATION

12.1 This Agreement becomes effective with the execution hereof by both parties and continues to be valid for an unlimited period of time. Each party may terminate the Agreement with 2 years prior written notice to the end of a calendar year unless mutually agreed to reduce this notice time. Siemens cannot terminate this contract before 5 years after 1" production delivery unless mutually agreed.

12.2 This Agreement may be terminated immediately by one party if the other party

          (i) breaches any material provision of this Agreement and does not remedy such breach within thirty (30) days of notice of breach; or

          (ii) becomes insolvent or otherwise subject to insolvency procedures;

          (iii) comes under outside control, i. e. 50% or more of the shareholders' voting rights are held directly or indirectly by a third party or third parties which are direct competitor of the other party;

12.3 APT may terminate this Agreement if the Power MOS Die do not pass APT's qualification criteria (Exhibit 5) no-sooner than 3 months after the expected completion of qualification (Exhibit 5).

12.4 If Siemens terminates this Agreement according to Section 12.1 Siemens shall be obliged to deliver to APT upon APT request during the period of notice in addition to the forecasted quantities of Wafers/Good Dies up to twice the quantity forecasted for that period.

12.5 The provisions of Section 6, 8, 13 and 14 shall also apply after termination of this Agreement.


13.  ARBITRATION

13.1 Any differences or disputes arising from this Agreement or from agreements regarding its performance shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce in Paris (Rules) by three arbitrators appointed in accordance with the Rules. The chairman of such arbitral tribunal shall be of the legal profession and qualified to hold judgeship.

13.2 The place of arbitration shall be Munich. The procedural law of this place shall apply where the rules are silent.

13.3 The arbitral award shall be substantiated in writing. The arbitral tribunal also decide on the matter of costs of the arbitration.

13.4 The arbitration procedure shall be conducted in the English language.

13.5 If at the time when one party intends to initiate arbitration proceedings, awards, decrees or judgements of the arbitration court agreed upon above are not recognized and hence not enforceable without re-trial of the case in the defendant's country e. g. owing to lack of reciprocity the plaintiff (claimant) may by giving due written notice to the defendant bring the case before an ordinary court competent in the defendant's country in lieu of the arbitration proceedings foreseen above.


14.  SUBSTANTIVE LAW

     All disputes shall be settled in accordance with the provisions of this Agreement and all other agreements regarding its performance, otherwise in accordance with the substantive law in force in the Federal Republic of Germany without reference to other law. The United Nations Convention on Contracts for the International Sale of Goods of April 11, 1980 shall not apply.


NOTICES

     All notices required to be sent by either party under this Agreement will be sent to the addresses set forth below or to such other address as may subsequently be designated in writing:

     If to APT:

     Advanced Power Technology
     405 S.W. Columbia Street
     Bend, OR 97702 USA

     If to Siemens:

     Siemens Aktiengesellschaft
     Rechtsabteilung 2
     Hofmannstrafle 51
     81359 Munchen
     Federal Republic of Germany

     The addresses for APT and Siemens for notices and communications concerning purchase orders, technical problems, etc. shall be fixed separately in writing between APT and Siemens.

ENTIRE AGREEMENT

     This document is the entire understanding between Siemens and APT respect to the subject matter hereof and merges all prior agreements, dealings, and negotiations. The terms of this Agreement shall govern the Sales and purchase of Wafers and Good Die. Any terms or conditions printed on the face or the reverse-side of the purchase order sheet or the APTs Acknowledgement form shall neither be part of this Agreement nor constitute the terms and conditions of the Sales of the Wafers and Good Die even in case such purchase order sheet or APT's acknowledgement form is signed and returned by APT to Siemens or Siemens to APT, unless both parties hereto expressly agree in writing to include any such terms or conditions in this Agreement. The parties recognize that the Exhibits to this Agreement will have to be amended or exchanged, as the case may be, from time to time. No modification, alternation or amendment shall be effective unless in writing and signed by both parties. No waiver of any breach shall be held to be a waiver of any other or subsequent breach.


AGREED TO:


Advanced Power Technology                        Siemens Aktiengesellschaft


By:      s/s                                     By:              s/s
   -------------------                              ----------------------------
Name                                             Name

Title                                            Title
Date:             Feb 11, 1998                   Date:

LIST OF EXHIBITS


EXHIBIT:


1                    List of Power MOS Die to be manufactured by Siemens


2                    Product information package


3                    Specification of Processes


4                    Quality and reliability specifications and requirements

5                    Qualification plan and procedure

6                    Volume commitments and forecast/order procedure


7                    Two-phase business model (Wafer/Good Die based) and pricing

             EXHIBIT 1: APT POWER MOS V MOSFET DIE TYPES / PRODUCTS

MOSFET      MASK       MOSFET              TOTAL       DIMENSION, MILS      AREA       DIMENSION, MM.      AREA
DIE TYPE    SETS       EPI VOLTAGE         PRODUCTS    X            Y       SQ. MILS   X           Y       SQ. MM
------------------------------------------------------------------------------------------------------------------
515         1          400, 500, 600       3           240          275     66.000     6.1         7.0     43
596         1          800                 1           262          298     78,076     6.7         7.6     50
566         1          400, 500, 600       3           240          357     85,680     6.1         9.1     55
576         1          800, 1000, 1200     3           270          349     94,230     6.9         8.9     61
5F6         1          100, 200, 300       3           254          371     94,234     6.5         9.4     61
546         1          400, 500, 600       3           254          371     94,234     6.5         9.4     61
5K6         1          100 ,200, 300       3           270          416     112,320    6.9         10.6    72
556         1          400, 500, 600       3           270          416     112,320    6.9         10.6    72
586         1          800, 1000, 1200     3           270          416     112,320    6.9         10.6    72
5F7         1          400, 500 ,600       3           364          368     133,952    9.2         9.3     86
547         1          100, 200, 300       3           362          515     186,430    9.2         13.1    120
527         1          400, 500, 600       3           362          515     186,430    9.2         13.1    120
557         1          800, 1000, 1200     3           362          515     186,430    9.2         13.1    120
538         1          100, 200, 300       3           555          700     388,500    14.1        17.8    251
528         1          400, 500, 600       3           555          700     388,500    14.1        17.8    251
548         1          800, 1000, 1200     3           555          700     388,500    14.1        17.8    251

EXHIBIT 2                  Product information package

The product information package shall include

-        Test programs
-        Data base

for each Die type.

EXHIBIT 3                           SPECIFICATION OF PROCESSES

1) APT Lot traveler
2) APT Processing specifications
3) APT Material specifications
4) APT Equipment list
5) APT Equipment specifications
6) APT Control and Inspection specifications
7) APT Mask Tooling, procurement and inspection specifications
8) APT Critical dimension specifications
9) APT Wafer process Inspection specifications
10) APT Design rule specifications

EXHIBIT 4

Quality and reliability specifications and requirements

These specifications will be per Siemens internal regulations (to made available to APT upon request) and per Exhibit 3 as applicable.

EXHIBIT 5                  Qualification plan and procedure

1. Both parties agree that development lots will be processed in order to establish a stable process.

2. Both parties agree a stable process is defined as meaning achievement of yields minimum or equal to [ * ] those specified at the [ * ] wafer start per week level.

3. Qualification lots shall consists of [ * ] lots minimum, [ * ] wafers each of the following die types:

         527-050
         557-100
         528-050
         548-100

4. Technology transfer:
Target products for technology transfer and qualification will be as defined in item 3 above. Expected to proceed in 6 phases as follows:

Phase 1 - April 98 (3 days) - Training by APT personnel
This will cover all process steps including process requirements and results, equipment requirements and modifications (if required), and special test vehicles that can "pre-qualify" selected processes before the actual runs are processed.
Phase 2 - May 98 (2 weeks) - Training of Siemens engineers at APT
This will include the key account manager and a minimum of 2 and maximum of 4 Siemens engineers.
Phase 3 - June - Aug 98 - Prototype runs produced by Siemens
APT engineers will be available at Siemens facility as needed to complete process transfer and training.
Phase 4 - Sept 98 - Qualification runs processed
Products see item 3
Phase 5 - Oct - Dec 98 - Qualification
APT will package die from the qualification runs and complete qualification testing at APT expense.
Phase 6 - Jan 99 - Production starts
Siemens qualified to produce MOSFETs for all die sizes and voltages by December 31, 1998.

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

EXHIBIT 6                           VOLUME COMMITMENTS AND PRICING


6.1. QUALIFICATION COST APT recognizes and appreciates the fact that Siemens will need to invest approximately [ * ] to install and qualify the APT process in the Villach Wafer Fab. Therefore APT agrees; that in case APT terminates the contract and at this time the total Wafers received over the life of the contract (after Qualification) are less than [ * ], APT will pay [ * ] for every Wafer less than [ * ].

6.2. LOST OPPORTUNITY CHARGES
The following table shows quantities. The 1st 12 months is the period starting with the 1st production shipment of wafers to APT following qualification. APT accepts that APT will pay the processing price in Exhibit 7 for all wafers below the minimum quantity not requested to be delivered to APT for the first two twelve month periods (fixed) below. The minimum quantities for the remaining periods are forecasted volumes. Prior to the end of the second twelve month period and on an annual basis thereafter, APT and Siemens will agree to the minimum wafer quantity (forecasted quantity becomes fixed quantity) of the following twelve month period and APT will subject to lost opportunity charges if the minimum quantities are not met.


         Time zero                 1st            2nd                3rd           4th         5th         6th
                               12 Month       12 Month           12 Month      12 Month     12 Month     12 Month
                                 fixed          fixed              fixed         fixed        fixed        fixed
1st Production                                           [*]                           [*]
    shipment                                             [*]                           [*]
minimum wafer quantity                                   [*]                           [*]

6.3. KEY ACCOUNT MANAGER Siemens will have a dedicated person "key account manager" for APT. This person will have a comprehensive process engineering background, be familiar with Siemens Wafer fabrication processes and will be selected by Siemens and approved by APT. APT agrees that as long as the Wafer volume is less than [ * ] Wafer per week the cost of [ * ] will be shared [ * ] between APT and Siemens. Invoiced to APT on a monthly basis. With volumes equal and higher than 200 Wafer per week, this person will be paid fully from Siemens.

6.4. LOTSIZE / ROLLING FORECAST Siemens will produce the APT orders in lots with [ * ] Wafer per lot predominantly. Siemens accepts that for a minority of products this lotsize is not reasonable. Therefore Siemens will produce as a guideline approximately [ * ] of all wafer starts as [ * ] wafer lot sizes.

APT will provide a rolling forecast for every Die Type as specified in Exhibit 1 for the next 12 month on a monthly basis to Siemens. This forecast will be in the form of a Wafer start schedule. The start schedule variance allowance for the weeks following the week that the forecast is sent will be as follows:

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

WAFER STARTS                         First             Next             Next
                                     1 WEEK            2-8 WEEKS        9-13 WEEKS
                                     ---------------------------------------------
                  Total Volume       fixed             -+15%            -+40%
                  Device             fixed             variable*        variable*

WAFER OUTS                           First             Next             Next
                                     7 WEEKS           8-13 WEEKS       14-18 WEeks

                  Total Volume       fixed             -+15%            -+40%
                  Device             fixed             variable*        variable*


*Variable within Siemens epi inventory and Wacker constraints. APT will work closely with the Key Account Manager to optimize levels and Wacker communication to provide for the maximum flexibility.

EXHIBIT 7                                   TWO PHASE BUSINESS MODEL AND PRICING
--------------------------------------------------------------------------------

Siemens will offer prices per good die. This price depend on the starting material, the volume per year and the chipsize. The Wafersize is 6 inch. The lotsize is 50 wafers per lot.

7.1. Wafersize
It is the intent of both, APT and Siemens to manufacture on 6 inch Wafer. However, APT has a concern that making such a large change from APT current production on 4 inch wafers to 6 inch wafers may have some unexpected technical problems due to the large Wafer size. Siemens has strong confidence that the transfer to 6 inch wafers can be handled within the required schedule. If there is unexpected technical delays due to the 6 inch wafers which may cause substantial delays in production and which can be remedied using 5 inch wafers then it may be necessary to manufacture on 5 inch wafers on an interim basis until 6 inch technical problems are worked out.

APT agree to the following: APT agrees to pay for this additional costs (approximately [ * ]) and accept 5 inch die cost which are [ * ] higher than 6 inch die cost, if APT requests 5 inch wafers. If there are technical difficulties on 6 inch wafers then Siemens will produce wafers on 5 inch at the same die cost as on 6 inch until 6 inch production can be realized and APT will not be required for this additional costs (approximately [ * ]).

7.2. TWO-PHASE BUSINESS MODEL
The price for 6 inch die is split in a two-phase business model: Phase 1 takes place as long as the Wafer starts per week is lower than [ * ] wafers. In this phase Siemens will be paid for every shipped Wafer. Phase 2 starts with volumes higher than [ * ] Wafer starts per week. Here Siemens will be paid for every good die, delivered to APT. Inside this phase the price is split into 4 price breaks:
         [ * ] Wafers per week
         [ * ] Wafers per week
         [ * ] Wafers per week
         [ * ] Wafers per week

The relevant price break is in connection with the minimum volume as specified in Exhibit 6. If by the end of the year, the cumulated volume was higher than specified in Exhibit 6, Siemens will credit the difference to APT. In case that the cumulated volume was lower than specified in Exhibit 6, lost opportunity charges specified in Exhibit 6 have be paid by APT.

The Pricing table for each MOS Chip is listed below. APT understands and accepts that Siemens cannot commit the price for the starting material delivered from Wacker AG, a German corporation. Therefore only the processing price is fixed, the price for the starting material is only a indication for 500V chips. It can be fixed only after final quotation from Wacker AG, Germany. Siemens and APT will cooperate to get the best price for the starting material.

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

PRICETABLE

------------------------------------------------------------------------------
1) Cost for starting material is only a indication. Real cost can be fixed after Wacker has offered.
2) based on a 6 inch Wafer
WSPW = Wafer Starts per Week

                           DIE SIZE: 43mm(2)      DIE TYPE:    515
                           [*]                    [*]                    [*]               [*]          [*]
Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]


WSPW = Wafer Starts per Week
                           DIE SIZE: 51mm(2)      DIE TYPE:    596
                           [*]                    [*]                    [*]               [*]          [*]

Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]

WSPW = Wafer Starts per Week
                           DIE SIZE: 56mm(2)      DIE TYPE:    566
                           [*]                    [*]                    [*]               [*]          [*]

Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield         [*]                    [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]


[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

PRICETABLE

-------------------------------------------------------------------------------
1) Cost for starting material is only a indication. Real cost can be fixed after Wacker has offered.
2) based on a 6 inch Wafer
WSPW = Wafer Starts per Week

WSPW = Wafer Starts per Week
                           DIE SIZE: 61mm(2)      DIE TYPE:    546
                           [*]                    [*]                    [*]               [*]          [*]
Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]

WSPW = Wafer Starts per Week
                           DIE SIZE: 56mm(2)      DIE TYPE:    566
                           [*]                    [*]                    [*]               [*]          [*]

Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]
Price per good die         [*]                    [*]                    [*]               [*]          [*]

WSPW = Wafer Starts per Week
                           DIE SIZE: 61mm(2)      DIE TYPE:              5F6
                           [*]                    [*]                    [*]               [*]          [*]

Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]


[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

PRICETABLE

-------------------------------------------------------------------------------
1) Cost for starting material is only a indication. Real cost can be fixed after Wacker has offered.
2) based on a 6 inch Wafer
WSPW= Wafer Starts per Week

WSPW = Wafer Starts per Week
                           DIE SIZE: 73mm(2)      DIE TYPE:    556
                           [*]                    [*]                    [*]               [*]          [*]
Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]

WSPW = Wafer Starts per Week
                           DIE SIZE: 73mm(2)      DIE TYPE:    5K6
                           [*]                    [*]                    [*]               [*]          [*]

Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]

WSPW = Wafer Starts per Week
                           DIE SIZE: 73mm(2)      DIE TYPE:    586
                           [*]                    [*]                    [*]               [*]          [*]

Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

PRICETABLE

--------------------------------------------------------------------------------
1) Cost for starting material is only a indication. Real cost can be fixed after Wacker has offered.
2) based on a 6 inch Wafer
WSPW = Wafer Starts per Week

WSPW = Wafer Starts per Week
                           DIE SIZE: 86mm(2)      DIE TYPE:    5F7
                           [*]                    [*]                    [*]               [*]          [*]
Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]

WSPW = Wafer Starts per Week
                           DIE SIZE: 121mm(2)     DIE TYPE:    557
                           [*]                    [*]                    [*]               [*]          [*]

Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]
Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]

WSPW = Wafer Starts per Week
                           DIE SIZE: 121mm(2)     DIE TYPE:    527
                           [*]                    [*]                    [*]               [*]          [*]

Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

PRICETABLE

-------------------------------------------------------------------------------
1) Cost for starting material is only a indication. Real cost can be fixed after Wacker has offered.
2) based on a 6 inch Wafer
WSPW = Wafer Starts per Week

WSPW = Wafer Starts per Week
                           DIE SIZE: 121mm(2)     DIE TYPE:    547
                           [*]                    [*]                    [*]               [*]          [*]
Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]

WSPW = Wafer Starts per Week
                           DIE SIZE: 251mm(2)     DIE TYPE:    528
                           [*]                    [*]                    [*]               [*]          [*]

Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

WSPW = Wafer Starts per Week
                           DIE SIZE: 251mm(2)    DIE TYPE:     538
                           [*]                    [*]                    [*]               [*]          [*]

Starting material 500V 1)  [*]                    [*]                    [*]               [*]          [*]
Processing price           [*]                    [*]                    [*]               [*]          [*]
Price per WAFERSTART       [*]                    [*]                    [*]               [*]          [*]

Price per Wafer 2)                                [*]                    [*]               [*]          [*]

Yield Waferfab             [*]                    [*]                    [*]               [*]          [*]
Optical-/testyield                                [*]                    [*]               [*]          [*]

Good die per Wafer 2)      [Price only per]       [*]                    [*]               [*]          [*]
                           [shipped wafer]

Price per good die         [*]                    [*]                    [*]               [*]          [*]

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

  AMENDMENT TO THE AGREEMENT FOR WAFER PRODUCTION AND TESTING BETWEEN ADVANCED
              POWER TECHNOLOGY AND SIEMENS AS OF FEBRUARY 11, 1998

         This Amendment ("Amendment") is entered into as of the 19th day of July 2000

         By and between

         Infineon Technologies AG, a German corporation located at Balanstrasse 73, 81541 Munchen, Federal Republic of Germany (referred to as "INFINEON"),

         And

         Advanced Power Technology, Inc., a Delaware corporation located at 405 S.W. Columbia Street, Bend, Oregon, USA (referred to as "APT").

         WHEREAS, INFINEON's predecessor, Siemens Aktiongesellschaft, (referred to as "SIEMENS") and APT have entered into an Agreement for Wafer Production and Testing on February 11, 1998; and

         NOW, THEREFORE the parties agree to partly amend the Agreement and agree as follows:

         1. INFINEON and APT agree that, while they intend to keep a very open communication between their respective people, as has been the case since the beginning of the cooperation between the two companies, they will also establish a more formal set of communications for all matters relative to these agreements. Such communications will be directly between INFINEON's Dr. Ploss and APT's Mr. Sireta. They will include monthly telephone calls to review the state of the business relationship and forecasts and plans for the future.

         2. INFINEON and APT reconfirm their mutual commitment to a continued strong cooperation between the two companies, as governed by the two agreements between them and taking into account the situation of their respective businesses.

         3. INFINEON and APT agree that APT will consider a capital investment in INFINEON's wafer fab to help relieve capacity bottle necks, or increase capacity or capability and that INFINEON will consider such investment.

         4. INFINEON assumes liability for any personal injury for which it is found responsible without limitation. If found responsible for property damages of APT, INFINEON shall indemnify APT for expenses incurred for restoration of the damaged property up to a maximum amount of DM 1 Million per damaging event.

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

PAGE 1 - AMENDMENT

Apart from warranties and liabilities expressly stipulated in the Agreement, INFINEON disclaims all liability regardless of the cause in law, in particular the liability for indirect or consequential damages arising from interrupted operation, loss of profits, loss of information and data, unless in cases of gross negligence, intent, lack of assured characteristics or in any cases where the liability is mandatory at law.

         5.       Committed Capacity

         INFINEON agrees to commit the following capacity of wafer starts per week to APT:

         [*]

         6. Art. 4.1 and Art. 4.2 of the Agreement will be amended as follows:

         For all quantities purchased by APT, the price for good Dies will be fixed through [*] at the price level as of the date of signature of this Amendment for the capacity committed in Art. 5, based on the [*] wafers/week of
Exhibit 7 of the Agreement and on the wafer transfer cost agreed as of this date ("Fixed Price").

         The provision concerning the price splitting - Exhibit 7.2 of the Agreement - is hereby expressly amended. The Fixed Price is a combined price of starting material and wafer processing.

         Parties agree to enter into annual negotiations concerning prices and volumes starting with the annual period starting in [*]. In case no agreement can be achieved, the prices and volumes then in existence will continue to apply.

         7.       Termination

         Art. 12.1 of the Agreement is hereby amendment as follows:

         Each party may terminate the Agreement with two years prior written notice to the end of a calendar year unless mutually agreed to reduce this notice time. Infineon cannot give notice before the end of the calendar year of 2002.

         Art. 12.4 of the Agreement is hereby expressly abolished.

         8.       Penalty

         In case of material breach of the confidentiality clause as stipulated in Art. 8 of the Agreement, each party agrees without the other party substantiating any damage occurred to pay the penalty of $5,000, notwithstanding the other party's right to claim damages exceeding aforementioned amount if it may so prove.

         9. Infineon hereby expressly gives its consent to have this Amendment filed with the US SEC.

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

PAGE 2 - AMENDMENT

         10.      Other Changes

         The price for wafers out of risk production as stated in Art. 2.3.3 will be amended to be the Fixed Price as agreed in Article 6.

         Prices for the wafers as stated in Art. 2.3.4 will be amended to be the Fixed Prices.

         Art. 3.1 of the Agreement will be abolished. The forecasts in Art. 3.5 have to stay within the committed capacity. In case of lost opportunity charges as stipulated in Art. 3.4, instead of paying the processing price for all wafers below the minimum quantity, APT will pay [*] of the Fixed Price.

         Art. 3.3 will be amended so that the price of such wafers and/or good Die will be [*] of the Fixed Prices for the Committed Capacity effective at that time.

         Art. 3.13 shall be amended to mean that the Fixed Price shall be paid.

Representative of                        Representative of
Infineon Technologies AG                 Advanced Power Technology, Inc.
Federal Republic of Germany              U.S.A.

(Signature)_____________________         (Signature)_____________________

Name: Dr. Ploss                          Name: Patrick Sireta
Position: Vice President and General     Position: President and Chief Executive
Manager, Industrial Power                Officer

(Signature)_____________________

Name: Ms. Sieglinde Feist
Position: Senior Director, Industrial Power






[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

PAGE 3 - AMENDMENT